NATIONWIDE VARIABLE INSURANCE TRUST

BlackRock NVIT Equity Dividend Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT AllianzGI International Growth Fund (formerly, NVIT Multi-Manager International Growth Fund)
NVIT AQR Large Cap Defensive Style Fund (formerly, NVIT Nationwide Fund)
NVIT Columbia Overseas Value Fund (formerly, Templeton NVIT International Value Fund)
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)
NVIT Mellon Dynamic U.S. Core Fund (formerly, NVIT Dynamic U.S. Growth Fund)

NVIT Mellon Dynamic U.S. Equity Income Fund (formerly, American Century NVIT Multi Cap Value Fund)
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Newton Sustainable U.S. Equity Fund (formerly, Neuberger Berman NVIT Socially Responsible Fund)
NVIT Real Estate Fund
NVIT Wells Fargo Discovery Fund (formerly, NVIT Multi-Manager Mid Cap Growth Fund)

Supplement dated April 29, 2020
to the Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Newton Sustainable U.S. Equity Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on March 11, 2020 (the “Meeting”), the Board approved the termination of Neuberger Berman Investment Advisers, LLC (“Neuberger”) as the subadviser to the Fund, and the appointment of Newton Investment Management Limited (“Newton”) as the Fund’s new subadviser, effective at the close of business on May 8, 2020 (the “Effective Date”). Until the Effective Date, Neuberger will continue to serve as the subadviser of the Fund.

2.	From the date of this supplement to the Effective Date, the Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 69 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship, as demonstrated by leadership in environmental concerns and progressive workplace practices, including diversity and community relations. The subadviser also typically looks at a company’s record in public health and the nature of its products. The Fund may invest in the securities of companies located or conducting business outside of the United States.
In pursuing its strategy, the Fund’s subadviser uses a “value” style of investment, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The subadviser employs a research-driven and valuation-sensitive approach to stock selection that seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.
b.	The information under the heading “Principal Risks” beginning on page 69 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Social policy risk – the Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:
• undervalued stocks that do not meet the social criteria could outperform those that do;
• economic or political changes could make certain companies less attractive for investment or
• the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Loss of money is a risk of investing in the Fund.
c.	The information under the heading “Portfolio Management – Subadviser” on page 70 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Neuberger Berman Investment Advisers LLC

d.	The information under the heading “Portfolio Management – Portfolio Managers” on page 70 of the Summary Prospectus is delete in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Ingrid Dyott	Managing Director and Co-Portfolio Manager	Since 2008
Sajjad Ladiwala, CFA	Managing Director, Co-Portfolio Manager	Since 2015

e.	The information under the heading “How the Funds Invest – Principal Investment Strategies” beginning on page 109 of the Prospectus is deleted in its entirety and replaced with the following:

In pursuit of its objective, the Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship. The Fund seeks to reduce risk by investing across many different industries.

The subadviser employs a research driven and valuation-sensitive approach to stock selection. It seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the subadviser looks for those companies that show leadership in the following areas:

• environmental concerns and
• progressive workplace practices (including diversity and community relations.)

The subadviser also typically looks at a company’s record in public health and the nature of its products. The subadviser judges firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from nonconsumer sales to the military. The Fund may invest in the securities of companies located or conducting business outside of the United States.

The Fund’s subadviser uses a value style of investing, which involves buying securities whose market prices appear to be undervalued relative to their earnings, cash flow prospects, and other measures of intrinsic value. For instance, the subadviser may purchase a company’s stock if it looks more fully priced based on the market’s expectations of earnings, but is still inexpensive relative to the subadviser’s estimates. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, the issuer no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.

f.	The information under the heading “How the Funds Invest – Key Terms” on page 110 of the Prospectus is deleted in its entirety and replaced with the following:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $4.6 billion to $1.3 trillion as of December 31, 2019.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $823.7 million to $78.7 billion as of December 31, 2019.

Value style – investing in equity securities that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

g.	The information under the heading “Principal Risks” on page 110 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MARKET AND SELECTION RISKS, MID-CAP RISK, SOCIAL POLICY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 113.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

h.	The information under the heading “Risks of Investing in the Funds” beginning on page 113 of the Prospectus is amended to include the following:

Social policy risk – (NVIT Newton Sustainable U.S. Equity Fund) the Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:
• undervalued stocks that do not meet the social criteria could outperform those that do;
• economic or political changes could make certain companies less attractive for investment or
• the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

i.	The information below the heading “NVIT Newton Sustainable U.S. Equity Fund” on page 128 of the Prospectus is deleted in its entirety and replaced with the following:

Ingrid Dyott is co-portfolio manager of the Fund and joined Neuberger Berman in 1997. She currently is a Managing Director of Neuberger Berman.

Sajjad Ladiwala, CFA, Managing Director and co-portfolio manager, joined Neuberger Berman in 2002. Mr. Ladiwala is an Associate Portfolio Manager of the Core Equity and Sustainable Equity strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE